UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Applied DNA Sciences, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The following proposals were voted on at the Annual Meeting with the stockholders having voted as set forth below:

I. To elect six directors to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	FOR	WITHHELD	BROKER NON- VOTES
James A. Hayward	571,758	117,757	1,672,764
Robert B. Catell	573,429	116,086	1,672,764
Joseph D. Ceccoli	573,283	116,232	1,672,764
Yacov A. Shamash	572,491	117,024	1,672,764
Sanford R. Simon	572,906	116,609	1,672,764
Elizabeth Schmalz Shaheen	571,561	117,954	1,672,764

II. To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

FOR	AGAINST	ABSTAIN
2,239,750	108,014	14,515

III. To grant the board of directors of the Company (the “Board”) discretionary authority for 12 months to amend the Company’s certificate of incorporation, as amended, to authorize a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Board following the Annual Meeting.

FOR	AGAINST	ABSTAIN
1,705,824	653,968	2,487

IV. To approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
552,983	131,329	5,203	1,672,764

V. To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by three million shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
478,505	208,482	2,528	1,672,764

VI. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
503,155	118,913	67,447	1,672,764

VII. To approve, on a non-binding advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
169,379	33,862	464,246	22,028

Each of the foregoing voting results from the Annual Meeting is final. Based on the foregoing votes, all six of the director nominees were elected, each of proposals II through VI was approved and, in light of the non-binding approval on the frequency of the stockholder vote on the compensation of the Company’s named executive officers, the Company will include a non-binding stockholder vote on the compensation of its named executive officers in its proxy materials every three years until its next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2025	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer